                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                                       FOR
                                OFFER TO EXCHANGE
                    PASS THROUGH CERTIFICATES, SERIES 2001-2,
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED,
                           FOR ANY AND ALL OUTSTANDING
                    PASS THROUGH CERTIFICATES, SERIES 2001-2,
                                       OF
                             AMERICAN AIRLINES, INC.

                                   ----------

              PURSUANT TO THE PROSPECTUS, DATED        , 2002


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      , 2002,
UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD CERTIFICATES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                             To the Exchange Agent:

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION

                     c/o State Street Bank and Trust Company
                              2 Avenue de Lafayette
                           Boston, Massachusetts 02111
                  Attention: Ralph Jones/Account Services Group

                                  By Facsimile:
                                 (617) 662-1452

                              Confirm by Telephone:
                                 (617) 662-1548

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW CERTIFICATES FOR THEIR OLD CERTIFICATES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD CERTIFICATES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the
prospectus, dated         , 2002 (the "Prospectus"), of American Airlines, Inc.
(the "Company"), which, together with this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), constitute the Company's offer to exchange (the "Exchange Offer") Pass Through Certificates, Series 2001-2 (the "New Certificates"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus forms a part, for any and all of its outstanding Pass Through Certificates, Series 2001-2 (the "Old Certificates"), upon the terms and subject to the conditions set forth in the Prospectus. For each Old Certificate accepted for exchange, the Holder of such Old Certificate will receive a New Certificate of the same class having a face amount (and current Pool Balance) equal to that of the surrendered Old Certificate.

     This Letter of Transmittal is to be completed by Holders (as defined below) if: (i) certificates representing Old Certificates are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Certificates is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer - Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Certificates if an Agent's Message (as defined below) is not delivered; or (iii) tender of Old Certificates is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from a participant tendering Old Certificates that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Certificates are registered on the Trustee's books or any other person who has obtained a properly completed bond power from the registered Holder, or any person whose Old Certificates are held of record by DTC and who desires to deliver such Old Certificates by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     All capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus, unless the context otherwise indicates.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD CERTIFICATES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     List below the Old Certificates to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of Old Certificates on a separately signed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Certificates will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF OLD CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------
                                                                                  CERTIFICATE          ORIGINAL AGGREGATE
                                                                                   NUMBER(S)*              FACE AMOUNT
                   NAME(S) AND ADDRESS(ES) OF HOLDER(S)                      (ATTACH SIGNED LIST IF     TENDERED (IF LESS
                         (PLEASE FILL IN IF BLANK)                                 NECESSARY)              THAN ALL)**
--------------------------------------------------------------------    ----------------------------   -------------------

                                                                         -------------------------------------------------

                                                                         -------------------------------------------------

                                                                         -------------------------------------------------

                                                                         -------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL ORIGINAL FACE AMOUNT OF OLD CERTIFICATES TENDERED
--------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by Holders tendering Old Certificates by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Old Certificates listed. See Instruction 2.
--------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT
     DTC:

Name of Tendering Institution:
                               ------------------------------------------------

DTC Book-Entry Account No.:
                            ---------------------------------------------------

Transaction Code No.:
                      ---------------------------------------------------------

     If Holders desire to tender Old Certificates pursuant to the Exchange Offer and (i) certificates representing such Old Certificates are not immediately available, or (ii) this Letter of Transmittal, certificates representing such Old Certificates or any other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Certificates in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer - Guaranteed Delivery Procedures." Holders following the guaranteed delivery procedure must still fully complete, execute and deliver this Letter of Transmittal or a facsimile hereof. DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through the DTC Automated Tender Offer Program.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT:

Name(s) of Holder(s) of Old Certificates:
                                          --------------------------------------

Window Ticket No. (if any):
                            ----------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                       -------------------------

If Delivered by Book-Entry Transfer:
                                     -------------------------------------------

Name of Tendering Institution:
                               -------------------------------------------------

DTC Book-Entry Account No.:
                            ----------------------------------------------------

Transaction Code No.:
                      ----------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD CERTIFICATES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW CERTIFICATES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD CERTIFICATES.

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED CERTIFICATES ARE ENCLOSED HEREWITH

LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions of the Exchange Offer, the aggregate face amount of Old Certificates indicated above. Subject to and effective upon the acceptance for exchange of the amount of Old Certificates tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Certificates tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Pass Through Trustee under the Pass Through Trust Agreements for the Old Certificates and the New Certificates) with respect to the tendered Old Certificates with full power of substitution to (i) deliver certificates for such Old Certificates to the Company, or transfer ownership of such Old Certificates on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Certificates for transfer on the books of the Registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Certificates, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission that the New Certificates issued pursuant to the Exchange Offer in exchange for the Old Certificates may be offered for resale, resold or otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Certificates directly from the Trustee for its own account or
(ii) a person that is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or of any Trustee) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring such New Certificates in its ordinary course of business and has no arrangements or understanding with any person to participate in the distribution of the New Certificates.

     If a broker-dealer would receive New Certificates for its own account in exchange for Old Certificates, where such Old Certificates were not acquired as a result of market-making or other trading activities, such broker-dealer will not be able to participate in the Exchange Offer.

     The undersigned represents that (i) the New Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of the New Certificates and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or of any Trustee or if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Certificates. If the undersigned is a broker-dealer that will receive New Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Certificates tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Certificates when the Company has given oral or written notice (such notice, if given orally, to be confirmed in writing) thereof to the Exchange Agent. If any tendered Old Certificates are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Certificates will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

     The undersigned understands that tenders of Old Certificates pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Certificates will be determined by the Company in its sole discretion, which determination will be final and binding.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Certificates issued in exchange for the Old Certificates accepted for exchange, and return any Old Certificates not tendered or not exchanged, in the name of the undersigned (or, in the case of a book-entry delivery of Old Certificates by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing New Certificates issued in exchange for the Old Certificates accepted for exchange, and any certificates representing Old Certificates not tendered or not exchanged, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. If both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Certificates issued in exchange for the Old Certificates accepted for exchange, and return any Old Certificates not tendered or not exchanged, in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Certificates from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Certificates so tendered.

                                PLEASE SIGN HERE
          (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD CERTIFICATES
                REGARDLESS OF WHETHER OLD CERTIFICATES ARE BEING
                         PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Certificates exactly as their name(s) appear(s) on certificates(s) for Old Certificates or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Certificates, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Old Certificates, then the registered Holder(s) must sign a valid proxy.



X                                                       Date:
 -------------------------------------------------           ------------------------------------------------

X                                                       Date:
 -------------------------------------------------           ------------------------------------------------
 SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Name(s):                                                Address:
        ------------------------------------------              ---------------------------------------------

--------------------------------------------------      -----------------------------------------------------
                (PLEASE PRINT)                                              (INCLUDING ZIP CODE)

Capacity:                                               Area Code and Telephone No.:
         -----------------------------------------                                  -------------------------

Social Security No.:
                    ------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                               SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
              NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES

--------------------------------------------------------------------------------
ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

--------------------------------------------------------------------------------
                                  PRINTED NAME

-------------------------------------------------------------------------------
                                      TITLE

DATE:
      ----------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 3 AND 4 HEREIN)

        To be completed ONLY if certificates for Old Certificates in a face amount not tendered are to be issued in the name of, or the New Certificates issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appears(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Certificates" within this Letter of Transmittal, or if Old Certificates tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC.


Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                         SPECIAL DELIVERY INSTRUCTIONS

                      (SEE INSTRUCTIONS 1, 3 AND 4 HEREIN)

   To be completed ONLY if certificates for Old Certificates in a face amount not tendered or not accepted for purchase or the New Certificates issued pursuant to the Exchange Offer are to be sent to someone other than the person or person(s) whose signature(s) appears(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Old Certificates" within this Letter of Transmittal.


Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------
                                 (PLEASE PRINT)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. The certificates for the tendered Old Certificates (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Certificates delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, or an Agent's Message in lieu of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Certificates should be sent to the Company.

         Holders who wish to tender their Old Certificates and (i) whose Old Certificates are not immediately available, or (ii) who cannot deliver their Old Certificates, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who cannot complete the procedure for book-entry transfer prior to the Expiration Date, must tender their Old Certificates and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Certificates, the certificate number or numbers of such Old Certificates and the face amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), or an Agent's Message in lieu of this Letter of Transmittal, together with the certificate(s) representing the Old Certificates (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), or an Agent's Confirmation in lieu of this Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Certificates in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder of Old Certificates who wishes to tender his Old Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Certificates will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Certificates not properly tendered or any Old Certificates the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Certificates, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Certificates will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holder of such Old Certificates (or in the case of Old Certificates tendered by the book-entry transfer procedures, such Old Certificates will be credited to an account maintained with DTC), unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. PARTIAL TENDERS. Tenders of Old Certificates will be accepted in all denominations of $1,000 and integral multiples in excess thereof and tenders of any Old Certificates issued in a different denomination will also be accepted. If less than the entire face amount of any Old Certificates is tendered, the tendering Holder should fill in the face amount tendered in the third column of the chart entitled "Description of Old Certificates." The entire face amount of Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire face amount of all Old Certificates is not tendered, Old Certificates for the face amount of Old Certificates not tendered and a certificate or certificates representing New Certificates issued in exchange for any Old Certificates accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Certificates are accepted for exchange.

         3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Certificates tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Certificates without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Certificates tendered and the certificate(s) for New Certificates issued in exchange therefor is to be issued (or any untendered face amount of Old Certificates is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Certificate, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Certificates tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Certificates listed, such Old Certificates must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Certificates.

         If this Letter of Transmittal (or facsimile hereof) or any Old Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal (or facsimile hereof), or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" with the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing being referred to as an "Eligible Institution"), unless the Old Certificates tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Certificates) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Certificates or substitute Old Certificates for face amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Certificates through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Certificates pursuant to the Exchange Offer. If, however, certificates representing New Certificates or Old Certificates for amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Certificates tendered hereby, or if tendered Old Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Certificates pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Certificates listed in this Letter of Transmittal.

         6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Certificates tendered.

         7. MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES. Any tendering Holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal my be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

                          (DO NOT WRITE IN SPACE BELOW)

Certificate Surrendered    Old Certificates Tendered   Old Certificates Accepted
-----------------------    -------------------------   -------------------------

-----------------------    -------------------------   -------------------------

-----------------------    -------------------------   -------------------------

-----------------------    -------------------------   -------------------------

-----------------------    -------------------------   -------------------------

-----------------------    -------------------------   -------------------------

Delivery Prepared by       Checked by                  Date
-----------------------    -------------------------   -------------------------

                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Holder whose tendered Old Certificates are accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, then his TIN is his social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Certificates acquired pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY signed under penalties of perjury, attesting to that Holder's exempt status. Form W-8BEN, Form W-8ECI or Form W-8IMY can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is currently required to withhold 30% (29% in 2004 and 2005, 28% in 2006 through 2010 and 31% after 2010) of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the Holder is a U.S. person (including a U.S. resident alien), the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and either (A) the Holder is exempt from backup withholding, or (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Certificates. If the Old Certificates are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                  PAYER'S NAME

SUBSTITUTE                              PART 1 -- PLEASE PROVIDE YOUR TIN IN      Social Security Number
FORM W-9                                THE BOX AT THE RIGHT AND CERTIFY BY       OR
                                        SIGNING AND DATING BELOW                  Employer Identification Number

                                        PART 2 -- Certification -- Under          PART 3 --
DEPARTMENT OF THE TREASURY              Penalties of Perjury, I certify that:
IDENTIFICATION NUMBER (TIN)
                                        (1)  The number shown on this form is my      Exempt from backup withholding [ ]
                                             correct Taxpayer Identification                   Awaiting TIN [ ]
PAYER'S REQUEST FOR                          Number (or I am waiting for a
TAXPAYER IDENTIFICATION                      number to be issued to me) and
NUMBER (TIN)
                                        (2)  I am not subject to backup
                                             withholding either because (a) I am
                                             exempt from backup withholding, or
                                             (b) I have not been notified by the
                                             Internal Revenue Service ("IRS")
                                             that I am subject to backup
                                             withholding as a result of failure
                                             to report all interest or
                                             dividends, or (c) the IRS has
                                             notified me that I am no longer
                                             subject to backup withholding, and

                                        (3)  I am a U.S. person (including a
                                             U.S. resident alien)

                                        CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                        SIGNATURE                                       DATE
                                                  -----------------------------------        ---------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING CURRENTLY AT A RATE OF 30% (29% IN 2004 AND 2005, 28% IN 2006 THROUGH 2010 AND 31% AFTER 2010) OF ANY PAYMENTS MADE TO HOLDERS OF NEW CERTIFICATES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
          PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 30 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                           Date
         -----------------------------------            ------------------------

                               The Exchange Agent:
               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION

                     c/o State Street Bank and Trust Company
                              2 Avenue de Lafayette
                           Boston, Massachusetts 02111
                  Attention: Ralph Jones/Account Services Group

                                  By Facsimile:
                                 (617) 663-1452

                              Confirm by Telephone:
                                 (617) 662-1548